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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported) August 25, 2004
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                            U.S.B. HOLDING CO., INC.
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                             1-12811              36-3197969
     (State or other                       (Commission         (IRS Employer
     jurisdiction of incorporation)        File Number)      Identification No.)


100 DUTCH HILL ROAD, ORANGEBURG, NEW YORK                                10962
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code         (845) 365-4600
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a.-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

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ITEM 8.01      OTHER EVENTS

         On August 25, 2004, U.S.B. Holding Co., Inc. issued a press release announcing a five percent (5%) common stock dividend and a quarterly cash dividend of $0.13 per share of common stock. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.        Description
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99.1               Press release, dated August 25, 2004, announcing the
                   common stock and cash dividends.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           U.S.B. HOLDING CO., INC.


Date:    August 26, 2004                   By:    /s/ Thomas E. Hales
                                                  ------------------------------
                                                  Name:  Thomas E. Hales
                                                  Title:    Chairman and C.E.O.